SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) June 30, 1998
                                                _______________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)



     Delaware                1-11596              58-1954497
 ________________      _________________     ___________________
 (State or other        (Commission File     (IRS Employer
 jurisdiction of            Number)          Identification No.)
  incorporation)



1940 N.W. 67th Place, Suite A, Gainesville, Florida      32653
________________________________________________      _________
 (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code (352) 373-4200
                                                 ________________


                          Not applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ____________

     Pursuant to the terms of a Private Securities Subscription Agreement ("Subscription Agreement"), effective as of June 30, 1998, between Perma-Fix Environmental Services, Inc. (the "Company") and
RBB Bank Aktiengesellschaft, located in Graz, Austria ("RBB Bank"), the Company issued to RBB Bank 3,000 shares of newly created Series
10 Class J Convertible Preferred Stock, par value $.001 per share ("Series 10 Preferred"), at a price of $1,000 per share, for an aggregate sales price of $3,000,000. The sale to RBB Bank was made in a private placement under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506 of Regulation D under the Act. The Series 10 Preferred has a liquidation value equal to $1,000 per outstanding share of Series 10 Preferred (the "Liquidation Value"), and has a liquidation preference over the Company's Common Stock, par value $.001 per share ("Common Stock"), equal to the aggregate Liquidation Value for all of the then outstanding shares of Series 10 Preferred plus an amount equal to all unpaid dividends accrued thereon. The Series 10 Preferred accrues dividends on a cumulative basis at a rate of four percent (4%) per annum of the Liquidation Value ("Dividend Rate"), and is payable semi-annually when and as declared by the Board of Directors. No dividends or other distributions may be paid or declared or set aside for payment on the Company's Common Stock until all accrued and unpaid dividends on all outstanding shares of Series 10 Preferred have been paid or set aside for payment. Dividends may be paid, at the option of the Company, in the form of cash or Common Stock. If the Company pays dividends in Common Stock, such is payable in the number of shares of Common Stock equal to the product of (a) the quotient of (i) the Dividend Rate divided by (ii) the average of the closing bid quotation of the Common Stock as reported on the National
Association of Securities Dealers Automated Quotation system ("NASDAQ"), or if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on a national securities exchange, the average closing bid price of the Common Stock as quoted on such national securities exchange, for the five (5) trading days immediately prior to the date the dividend is declared, times (b) a fraction, the numerator of which is the number of days elapsed during the period for which the dividend is to be paid, and the denominator of which is 365.

     The holder of the Series 10 Preferred may convert into Common
Stock any or all of the Series 10 Preferred on and after 180 days after June 30, 1998. The conversion price per outstanding share of Preferred Stock ("Conversion Price") is $1.875; except that if the average of the closing bid price per share of Common Stock quoted on the NASDAQ (or the closing bid price of the Common Stock as quoted on the national securities exchange if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on a national securities exchange) for the five (5) trading days immediately prior to the particular date on which the holder notified the Company of a conversion ("Conversion Date") is less than $2.34, then the Conversion Price for that particular conversion shall be eighty percent (80%) of the average of the closing bid price of the Common Stock on the NASDAQ
(or if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on a national securities exchange then eighty percent (80%) of the average of the closing bid price of the Common
Stock on the national securities exchange) for the five (5) trading
days immediately prior to the particular Conversion Date.   As of
June 30, 1998, the closing price of Common Stock on the NASDAQ was $1.875 per share.

     As part of the sale of the Series 10 Preferred, the Company also issued to RBB Bank (a) a warrant entitling the holder to purchase up to an aggregate of 150,000 shares of Common Stock at an exercise price of $2.50 per share of Common Stock expiring three (3) years after June 30, 1998 and (b) a warrant entitling the holder to purchase up to an aggregate of 200,000 shares of Common Stock at an exercise price of $1.875 per share of Common Stock and expiring three
(3) years after June 30, 1998. Collectively, these warrants are referred to herein as the "RBB Warrants." The Common Stock issuable upon the conversion of the Series 10 Preferred and upon the exercise of the RBB Warrants is subject to certain registration rights pursuant to the Subscription Agreement.

     The Company intends to utilize the proceeds received on the sale of Series 10 Preferred for working capital and/or to reduce the outstanding balance of its credit facilities, subject to the Company reborrowing under such credit facilities.

     In addition to the 2,200,000 shares of Common Stock which have been reserved for issuance upon conversion of the Series 10 Preferred, and in payment of dividends accrued thereon and upon exercise of the RBB Warrants, RBB Bank may also be considered to be the beneficial owner of approximately 7,958,687 shares of the Company's Common Stock consisting of (a) 931,786 shares of Common Stock held directly by RBB Bank;
(b) 4,051,335 shares of Common Stock issuable upon conversion of 6,500 shares of other series of convertible preferred stock previously issued by the Company to RBB Bank, subject to variation depending upon, among other things, the market price per share of Common Stock at the time of conversion and various terms and conditions of the preferred; (c) 319,316 shares of Common Stock which may be issued in payment of dividends accrued on such 6,500 shares of convertible preferred stock; and, (d) 2,656,250 shares of Common Stock that RBB Bank has the right to acquire upon exercise of various warrants previously issued by the Company to RBB Bank, consisting of (i) warrants entitling the holder to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $2.00 per share of Common Stock; (ii) warrants entitling the holder to purchase up to an aggregate of 1,000,000 shares of Common Stock at an exercise price of $3.50 per share of Common Stock; (iii) warrants entitling the holder to purchase up to an aggregate of 375,000 shares of Common Stock at an exercise price of $1.875 per share of Common Stock; and,
(iv) warrants entitling the holder to purchase up to an aggregate of 281,250 shares of Common Stock at an exercise price of $2.125 per share of Common Stock. If RBB Bank were to obtain 10,158,687 shares of Common Stock through exercise of all of its warrants and conversion of all of its preferred stock into Common Stock it would hold approximately 47.9% of the outstanding Common Stock of the Company based upon 12,001,746 shares of Common Stock issued and outstanding as of July 17, 1998 (excluding 920,000 shares held as treasury stock). The foregoing estimate assumes that no other shares of Common Stock are issued by the Company, no other warrants or options granted by the Company and currently outstanding are exercised, the Company does not acquire additional shares of Common Stock as treasury stock, and RBB Bank does not dispose of any shares of Common Stock.

     In connection with the placement of Series 10 Preferred to RBB
Bank, the Company paid fees (excluding legal and accounting) of $210,000 and issued to (a) Liviakis Financial Communications, Inc. ("Liviakis") for assistance with the placement of the Series 10
Preferred, warrants entitling the holder to purchase up to an aggregate of 1,875,000 shares of Common Stock, subject to certain anti-dilution provisions, at an exercise price of $1.875 per share of Common Stock, which warrants may be exercised after January 15, 1999, and which expire after four (4) years; (b) Robert B. Prag, an executive officer of Liviakis for assistance with the placement of the Series 10 Preferred, warrants entitling the holder to purchase up to an aggregate of 625,000 shares of Common Stock, subject to certain anti-dilution provisions, at an exercise price of $1.875 per share of Common Stock, which warrants may be exercised after January 15, 1999, and which expire after four (4) years; (c) JW
Genesis Financial Corporation for assistance with the placement of the Series 10 Preferred, warrants entitling the holder to purchase up to an aggregate of 150,000 shares of Common Stock, subject to certain anti-dilution provisions, at an exercise price of $1.875 per share of Common Stock, which warrants expire after three
(3) years; and (d) Fontenoy Investments for assistance with the placement of the Series 10 Preferred, warrants entitling the holder to purchase up to an aggregate of 350,000 shares of Common Stock, subject to certain anti-dilution provisions, at an exercise price of $1.875 per share of Common Stock, which warrants expire after three (3) years. Under the terms of each warrant, the holder is entitled to certain registration rights with respect to the shares of Common Stock issuable on the exercise of each warrant.

Item 7. Financial Statements and Exhibits.
        _________________________________

        (c)   Exhibits.

        4.1   Private Securities Subscription Agreement, dated
              June 30, 1998, between the Company and RBB Bank
              Aktiengesellschaft.

        4.2   Certificate of Designations of Series 10 Class J
              Convertible Preferred Stock, dated July 16, 1998.

        4.3   Specimen copy of Certificate relating to the Series
              10 Class J Convertible Preferred Stock.

        4.4   Common Stock Purchase Warrant ($2.50) dated
              June 30, 1998, between the Company and RBB Bank
              Aktiengesellschaft.

        4.5   Common Stock Purchase Warrant ($1.875) dated
              June 30, 1998, between the Company and RBB Bank
              Aktiengesellschaft.

        4.6 Consulting Agreement dated effective June 30, 1998, between the Company and Liviakis Financial
              Communications, Inc.

        4.7   Common Stock Purchase Warrant ($1.875) effective
              June 30, 1998, between the Company and Liviakis
              Financial Communications, Inc.

        4.8   Common Stock Purchase Warrant ($1.875) effective
              June 30, 1998, between the Company and Robert B.
              Prag.



           *      *      *      *      *      *      *

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PERMA-FIX ENVIRONMENTAL
                                 SERVICES, INC.


                                 By: /s/ Richard T. Kelecy
                                   ____________________________
                                   Richard T. Kelecy
                                   Chief Financial Officer

Date:  July 17, 1998

                           Exhibit Index


Exhibit                                                    Sequential
  No.                      Description                       Page No.
_______                    ___________                     __________

  4.1            Private Securities Subscription
                 Agreement, dated June 30, 1998,
                 between the Company and RBB Bank
                 Aktiengesellschaft.                            8

  4.2            Certificate of Designations of
                 Series 10 Class J Convertible
                 Preferred Stock, dated July 16,
                 1998.                                         27

  4.3            Specimen copy of Certificate
                 relating to the Series 10 Class
                 J Convertible Preferred Stock.                37

  4.4            Common Stock Purchase Warrant
                 ($2.50) dated June 30, 1998,
                 between the Company and RBB Bank
                 Aktiengesellschaft.                           38

  4.5            Common Stock Purchase Warrant
                 ($1.875) dated June 30, 1998,
                 between the Company and RBB
                 Bank Aktiengesellschaft.                      45

  4.6            Consulting Agreement dated
                 effective June 30, 1998,
                 between the Company and Liviakis
                 Financial Communications, Inc.                52

  4.7            Common Stock Purchase Warrant
                 ($1.875) effective June 30, 1998,
                 between the Company and Liviakis
                 Financial Communications, Inc.                63

4.8              Common Stock Purchase Warrant
                 ($1.875) effective June 30, 1998,
                 between the Company and Robert B.
                 Prag.                                         76